UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2017

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Third Street, Suite 2241 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 29, 2017, Variation Biotechnologies Inc. (“VBI Cda”), a wholly-owned subsidiary of VBI Vaccines Inc. (the “Company”), entered into an amendment (the “Amendment”), effective January 1, 2017, to its consulting agreement with F. Diaz-Mitoma Professional Corporation pursuant to which Dr. Francisco Diaz-Mitoma serves as the Company’s Chief Medical Officer (the “Consulting Agreement”). Pursuant to the Amendment, (i) the term of the Consulting Agreement was extended until December 31, 2017, constituting a one year term, (ii) the cash consulting fee was increased from CAD $40,000 to CAD $41,080 per month and (iii) VBI Cda agreed to pay a performance-based bonus for 2016 services equal to USD $115,733. In addition, VBI Cda agreed to cause the Company to issue Dr. Diaz-Mitoma, as the designee of his professional corporation, pursuant to the VBI Vaccines Inc. Incentive Plan, (a) 12,500 common shares of the Company and (b) 20,000 stock options to purchase common shares of the Company, subject to the terms and conditions of the applicable option agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.2.

Item 7.01 Regulation FD Disclosure.

On March 30, 2017, the Company issued a press release. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed “filed” with the U.S. Securities and Exchange Commission (the “SEC”) nor incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1+	Consulting Agreement with F. Diaz-Mitoma Professional Corporation (incorporated by reference to Exhibit 10.42 to the annual report on Form 10-K (SEC File No. 001-37769), filed with the SEC on March 20, 2017).

10.2*+	Amendment to Consulting Agreement with F. Diaz-Mitoma Professional Corporation.

99.1**	Press Release dated March 30, 2017.

* Filed herewith

** Furnished herewith

+ Indicates a management contract or compensatory plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: March 30, 2017	By:	/s/ Jeff Baxter
Jeff Baxter
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1+	Consulting Agreement with F. Diaz-Mitoma Professional Corporation (incorporated by reference to Exhibit 10.42 to the annual report on Form 10-K (SEC File No. 001-37769), filed with the SEC on March 20, 2017).

10.2*+	Amendment to Consulting Agreement with F. Diaz-Mitoma Professional Corporation.

99.1**	Press Release dated March 30, 2017.

* Filed herewith

** Furnished herewith

+ Indicates a management contract or compensatory plan.

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